UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 15, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  0-16132                     22-2711928
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(State or other jurisdiction of   (Commission                  (IRS Employer
        incorporation)            File Number)               Identification No.)


      86 Morris Avenue, Summit, New Jersey                         07901
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    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (908) 673-9000


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to
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     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO AN AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2005, the stockholders of Celgene Corporation (the "Corporation") approved amendments (collectively, the "Amendments") to each of the Celgene Corporation 1998 Stock Incentive Plan (the "1998 Plan") and the Celgene Corporation 1995 Non-Employee Directors' Incentive Plan (the "1995 Plan" and, together with the 1998 Plan, the "Plans"). The Amendments were previously adopted by the Board of Directors of the Corporation at their board meeting on April 13, 2005, subject to stockholders' approval. Each of the Amendments, among other things, increases the aggregate number of shares of common stock of the Corporation which may be issued pursuant to the respective Plan.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CELGENE CORPORATION



Date: June 16, 2005                  By: /s/ Robert J. Hugin
                                         ---------------------------------------
                                         Name:   Robert J. Hugin
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer